EXHIBIT (a)(2)
                              LETTER OF TRANSMITTAL
                         to Tender Limited Partner Units
                                       in
                         Hallwood Realty Partners, L.P.
                        Pursuant to the Offer to Purchase
                                Dated May 1, 2003
                          As Amended From Time to Time
                                       by
                         HIGH RIVER LIMITED PARTNERSHIP

================================================================================
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 29, 2003, UNLESS THE OFFER IS EXTENDED.
================================================================================

     Holders desiring to tender their units of limited partner interests ("Units") should complete and sign this Letter of Transmittal, and forward it to the Depositary at one of the addresses set forth below together with certificates representing their Units tendered ("Unit Certificates"). Instructions for completing this Letter of Transmittal are included herein, along with a pre-addressed envelope to the Depositary.

                        The Depositary for the Offer is:

                     American Stock Transfer & Trust Company

                             Facsimile Transmission
                                 (718) 234-5001

                              Confirm by Telephone
                                 (718) 921-8200
                            Toll-Free: (800) 937-5449

               By Hand:    By Overnight Courier:             By Mail:
         59 Maiden Lane       59 Maiden Lane                59 Maiden Lane
New York, New York 10038   New York, New York 10038    New York, New York 10038


     If you have any questions or need assistance in completing this Letter of Transmittal, please call the Information Agent, D.F. King & Co., Inc. at the telephone numbers set forth on the back cover of this Letter of Transmittal.

     Capitalized terms used herein and not defined shall have the meanings given to them in the Offer to Purchase For Cash Units of Limited Partner Interests in Hallwood Realty Partners, L.P., dated May 1, 2003, as it may be amended from time to time, by High River Limited Partnership (the "Offer to Purchase"). Delivery of this Letter of Transmittal or any other required documents to an address other than those set forth above does not constitute valid delivery. Holders wishing to tender pursuant to the tender offer must validly tender their Units to the Depositary on or prior to the Expiration Date.

     This Letter of Transmittal is to be used: (i) if Unit Certificates are to be physically delivered to the Depositary or (ii) unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Units is to be made by book entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC" or "Book Entry Transfer Facility") pursuant to the procedure for tendering Units set forth in Section 3 to the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. Holders whose Unit Certificates are not available or who cannot deliver their Unit Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, nevertheless may tender their Units in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

                          DESCRIPTION OF UNITS TENDERED
                              (See Instructions 8)

Name(s) and Address(es) of Registered Holder(s)                 -Number of Units Tendered
(Please fill in, if blank, exactly  as name(s)  appear(s)        (Attach additional list, if necessary)
 on transfer books of Partnership)                            CertificateNo.(s)*      -Total No. of Units        No. of Units
                                                                                               Owned             Tendered**




 ---


     * Need not be completed by Holders tendering by book entry transfer.

     ** Unless otherwise indicated, it will be assumed that all Units described above are being tendered. See Instruction 8.

     HOLDERS WHO WISH TO TENDER THEIR UNITS MUST COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY," COMPLETE THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED" AND SIGN IN THE APPROPRIATE BOXES. HOLDERS WHO COMPLETE THIS LETTER OF
TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED ALL UNITS LISTED IN THE ABOVE REFERRED TO BOXES.

                               METHOD OF DELIVERY

         |_| CHECK HERE IF UNIT CERTIFICATES FOR TENDERED UNITS ARE ENCLOSED HEREWITH.

         |_| CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING: Name of Tendering
         Institution:___________________________________________________________

         Account Number:_________________  Transaction Code Number:_____________

  |_| CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
         Name(s) of Registered Holder(s):______________________________________
         Window Ticket Number (if any):________________________________________
         Date of Execution of Notice of Guaranteed Delivery:___________________ Name of Eligible Institution which Guaranteed Delivery:_______________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
              (PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY)

  Ladies and Gentlemen:

     By execution hereof, the undersigned hereby tenders to High River Limited Partnership, a Delaware limited liability company (the "Purchaser"), the number of the undersigned's Units in Hallwood Realty Partners, L.P., a Delaware limited partnership (the "Partnership"), and the associates rights (the "Rights") to purchase additional Units under the Unit Purchase Rights Agreement dated as of November 30, 1990, as amended, between the Partnership and EquiServe Trust Company, N.A., as rights agent, at a price of $100.00 per Unit, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more persons, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering Holders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer. Holders who tender their Units will not be obligated to pay any sales commissions in connection with such tender. Unless the context otherwise requires, all references to the Units shall include the Rights and all references to the Rights shall include all benefits that may inure to the holders of Rights pursuant to the Unit Purchase Rights Agreement. Unless separate certificates for the Rights are issued, the tender of Units will also constitute a tender of the associated Rights. If separate certificates for the Rights are issued, then certificates representing the applicable Rights must also be tendered.

     Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser, all right, title, and interest in and to all of the Units tendered hereby, including, without limitation, all rights to be substituted as a limited partner of the Partnership, right to Partnership profits and losses and all distributions made, declared or issued after April 23, 2003 and all rights with respect thereto and other benefits of any nature whatsoever distributable or allocable to or otherwise associated with such tendered Units under the Partnership Agreement; provided, that if any tendered Units are not purchased for any reason as described in Section 2 of the Offer to Purchase, this Letter of Transmittal shall be effective to transfer to the Purchaser only that number of the undersigned's Units as are accepted for payment and thereby purchased by the Purchaser. The undersigned understands that upon acceptance for payment of and payment for the Units tendered by the undersigned, the Purchaser will seek admission to the Partnership as a limited partner in substitution for the undersigned as to all such Units tendered by the undersigned. If, however, the Purchaser accepts for payment and purchases less than all of the undersigned's Units tendered hereby, the undersigned may continue to be a limited partner with respect to Units tendered by the undersigned that are not purchased. By executing and delivering this Letter of Transmittal, the undersigned, being a tendering Holder, expressly intends the Purchaser to become a limited partner.

     By executing and delivering this Letter of Transmittal, a tendering Holder irrevocably appoints the Purchaser and any designees of the Purchaser and of each of them as such Holder's proxies and agents (all such persons collectively, the "Proxies"), with full power of substitution, to the full extent of such Holder's rights, with respect to the Units tendered by such Holder and accepted for payment by the Purchaser. All such Proxies shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Units for payment. Upon such acceptance for payment pursuant to the Offer, all prior proxies given by such Holder with respect to such Units, to any person other than Purchaser or its affiliates or their respective designees, will be and hereby are, revoked without further action, and no subsequent proxies may be given nor any subsequent written consent executed (and, if given or executed, will not be deemed effective). The Purchaser may assign such proxy to any person with or without assigning the related Units with respect to which such proxy was granted.

     By executing and delivering the Letter of Transmittal, a tendering Holder also irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the Holder's attorneys-in-fact, each with full power of substitution to the full extent of the Holder's rights, with respect to the Units tendered by the Holder and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Holder with respect to such Units, other than to Purchaser or its affiliates or their respective designees, will be and hereby are, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in-fact, the Purchaser and any designees of the Purchaser each will have the power, among other things, (i) to seek to transfer ownership of such Units on the

     Partnership's books and execute and deliver any accompanying evidences of transfer and authenticity in connection therewith, (ii) upon receipt by the Depositary (as the tendering Holder's agent) of the Purchase Price, to receive any and all distributions made by the Partnership, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iii) to execute and deliver to the Partnership and/or its general partners a change of address form instructing the Partnership to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer, in respect of tendered Units, to the address specified in such form, (iv) to endorse any check payable to or upon the order of such Holder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Holder; and (v) to deliver Units and transfer ownership of such Units on the Partnership's books maintained by the general partner, the Partnership and the Partnership's depositary and transfer agent and to become a substituted limited partner and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units and as a limited partner of the Partnership, all in accordance with the terms of the Offer. This power of attorney shall not be affected by the subsequent mental disability of the Holder, and the Purchaser shall not be required to post bond in any nature in connection with this power of attorney. The Purchaser may assign this power of attorney to any person with or without assigning the related Units with respect to which such power of attorney was granted.

     If legal title to the Units is held through an IRA or KEOGH or similar account, the Holder understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH and the Holder hereby authorizes and directs the custodian of such IRA or KEOGH to execute, deliver and confirm this Letter of Transmittal.

     The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations. The undersigned further represents and warrants that the undersigned is a "United States person," as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"), or if the undersigned is not a United States person, the undersigned does not own beneficially or of record more than 5% of the outstanding Units. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and otherwise in order to complete the transactions, transfers and admissions to the Partnership contemplated herein.

     The undersigned understands that a tender of Units pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. If any tendered Units are not purchased for any reason, the Letter of Transmittal shall be effective to transfer to the Purchaser only that number of Units as is accepted and thereby purchased by the Purchaser, and the certificates (or, if necessary, new certificates) representing such unpurchased Units shall be returned.

     Upon acceptance of Units by the Purchaser, the Purchaser agrees to be bound by all of the terms and provisions of the Partnership Agreement.

                         SIGN HERE TO TENDER YOUR UNITS
             (TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF
       WHETHER UNIT CERTIFICATES ARE BEING PHYSICALLY DELIVERED HEREWITH)

                PLEASE BE SURE TO COMPLETE ALL APPLICABLE BLANKS
--------------------------------------------------------------------------------

     By executing this document in the space provided below, the undersigned hereby: (i) evidences the Holder's agreement to and acceptance of all of the terms, provisions and matters set forth in this Letter of Transmittal and in the Offer to Purchase and (ii) tenders the number of Units specified herein pursuant to the terms of the Offer. The undersigned hereby acknowledges and certifies, under penalty of perjury, to all of the foregoing and that the information and representations set forth herein and provided in Boxes A and B of this Letter of Transmittal, which have been duly completed by the undersigned, are true and correct as of the date hereof.

PLEASE SEE INSTRUCTION 3 REGARDING SIGNATURES ON LETTER OF TRANSMITTAL

-------------------------------------------------------------------------------


X----------------------------------------    Address: --------------------------
            Signature of Holder - Date

----------------------------------------            ---------------------------
              Printed Name of Holder                    (Include Zip Code)

                                             (The address provided above
X----------------------------------------     must be the registered address of
            Signature of Holder - Date        the Holder.)

                                             Telephone (Home) (  )      -
-----------------------------------------
              Printed Name of Holder         Telephone (Work) (  )     -


  Capacity (Full Title):-----------------------------

--------------------------------------------------------------------------------

ALL TENDERING HOLDERS MUST HAVE THEIR SIGNATURE GUARANTEED UNLESS THE TENDERING HOLDER IS AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 2).




  Authorized
  Signature:------------------------   Name of Eligible Institution: -----------

  Name:-----------------------------   Address:-------------------------------

  Date:-----------------------------   Telephone:(  )

--------------------------------------------------------------------------------

PLEASE BE SURE TO COMPLETE AND SIGN SUBSTITUTE FORM W-9 AND THE FIRPTA AFFIDAVIT BELOW.




-------------------------------------------------------------          --------------------------------------------------------

            SPECIAL PAYMENT INSTRUCTIONS                                           SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 2, 3, 9 and 10)                                      (See Instructions 2, 3, 9 and 10)

         To be completed ONLY if the check for the purchase                     To be completed ONLY if the check for the
price of Units purchased or Unit Certificates for Units not            purchase price of Units purchased or Unit
tendered or not purchased are to be issued in the name of              Certificate(s) for Units not tendered or not purchased
someone other than the signatory, or if Units tendered by              are to be mailed to someone other than the signatory
book-entry transfer that are not purchased are to be                   or to the signatory at an address other than that
returned by credit to an account at the Book-Entry Transfer            shown above next to the signatory.
Facility other than that designated above.

                                                                                Mail (check appropriate box(es):
         Issue (check appropriate box(es):
                                                                         |_|   Check     |_|   Certificate(s) to:
  |_|   Check     |_|   Certificate(s) to:
                                                                         Name______________________________________
  Name______________________________________                                             (Please Print or Type)
                  (Please Print or Type)
                                                                         Address____________________________________
  Address____________________________________
                                                                         ___________________________________________
  ___________________________________________
                                                                         ___________________________________________
  ___________________________________________                                           (Include Zip Code)
                 (Include Zip Code)


  ___________________________________________
     (Tax Identification or Social Security No.)
              (See Substitute Form W-9)

  |_| Credit unpurchased Units tendered by book-entry transfer to the account set forth below:

  ___________________________________________
                    Name of Account Party


  Account No. ______________________________ at

         The Depository Trust Company
-------------------------------------------------------------          --------------------------------------------------------



     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," the Depositary will issue the check with respect to tendered Units accepted for payment, and return any certificates not tendered or not accepted for payment, in the name(s) of the registered Holder(s) appearing above in the box entitled "Description of Units Tendered." Similarly, unless otherwise indicted herein in the box entitled "Special Delivery Instructions," the Depositary will mail the check with respect to tendered Units accepted for purchase, together with any Certificates not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing above in the box entitled "Description of Units Tendered." If either the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, the Depositary will issue the check with respect to any tendered Units accepted for payment and return any certificates not tendered or not accepted for payment in the name(s) of, and will mail the check and any such Units not tendered or not accepted for payment and return any certificates not tendered or not accepted for payment in the name(s) of, and will mail the check and any such Units not tendered or not accepted for payment to, the person(s) at the address(es) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry transfer of Units, the Depositary will credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Units not accepted for payment. The signatory recognizes that the Purchaser has no obligations pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Units from the name of the registered Holder(s) thereof if the Purchaser does not accept for payment any of the Units.

     Please note that a tendering beneficial owner of Units whose Units are owned of record by an IRA or other qualified plan will not receive direct payment of the purchase price; rather, payment will be made to the custodian of such account or plan.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, in order to prevent backup withholding on amounts payable to a Holder whose tendered Units are accepted for payment, such Holder is required to provide the Depositary with such Holder's correct TIN on Substitute Form W-9 above or otherwise establish a basis for exemption from backup withholding. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to penalties imposed by the IRS. In addition, payments that are made to such Holder or other payee with respect to Units purchased pursuant to the Offer may be subject to backup withholding. Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, that Holder must deliver to the Depositary a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. If backup withholding applies, the Depositary is required to withhold 30% of any reportable payments made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.




------------------------------------------------------------------------------------------------------------------------------------

                              PLEASE COMPLETE BOX A
                               (See Instruction 5)

                 Payer: American Stock Transfer & Trust Company
------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                       Part I Taxpayer Identification No. - For All Accounts         Part II For Payees Exempt From Backup
Form W-9                                                                                       Withholding
                                                                                               (see enclosed Guidelines)
Department of the Treasury
Internal Revenue Service
                                                                                               Part III
Payer's Request for Taxpayer
Identification No.                                                                             Awaiting TIN o
------------------------------------------------------------------------------------------------------------------------------------

                                 Enter your taxpayer identification
                                 number in the appropriate box.   ______________________
                                 For most individuals and sole    Social Security Number
                                 proprietors, this is your Social
                                 Security Number.  For other               OR
                                 entities, it is your Employer
                                 Identification Number.  If you   _________________________________
                                 do not have a number, see         Employee Identification Number
                                 "How to Obtain a TIN" in
                                 the enclosed Guidelines.
                                 Note: If the account is in more
                                 than one name, see the chart
                                 on page 2 of the enclosed Guidelines
                                 to determine what number to enter.
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Certification - Under penalties of perjury, I certify that:

     (1) The  number  shown on this form is my correct  Taxpayer  Identification
Number (or I am waiting  for a number to be issued to me);
     (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I no longer subject to backup withholding; and
     (3) Any information provided on this form is true, correct and complete.

You must cross out item (2) above if you have been notified by the IRS that you are  currently  subject to backup  withholding  because  of under  reporting interest or dividends on your tax return and you have not received a notice from
the   IRS   advising    you   that   backup    withholding    has    terminated.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE_____________________________DATE_______________________________, 200_

------------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
       OFFER.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
       ADDITIONAL DETAILS.

------------------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

------------------------------------------------------------------------------------------------------------------------------------

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future.  I understand that if
I do not provide a taxpayer identification number within (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE: ________________________________                            DATE: _________________________, 200_


                                        6


====================================================================================================================================

                                PLEASE COMPLETE

                                      BOX B

              FIRPTA AFFIDAVIT - CERTIFICATE OF NON-FOREIGN STATUS
                               (See Instruction 5)

     Under Section 1445 of the Code and Treas. Reg. 1.1445-11T(d), a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that no withholding is required with respect to the Holder's interest in the Partnership, the person signing this Letter of Transmittal hereby certifies the following:

  Part 1 - Unless this box |_| is checked, the Holder is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Treasury regulations, promulgated thereunder);

  Part 2 - The name of the Holder is __________________________________________;

  Part 3 - The Holder's Social Security Number (for individuals) or Employer Identification Number (for non- individuals) is
            _________________________; and

  Part 4 - The Holder's home address (in the case of an individual) or office address (in the case of an entity) is_______________________________.

The Holder (i) agrees to inform the Partnership promptly if it becomes a foreign person at any time during the three year period immediately following the date of this notice and (ii) understands that this certification may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punished by fine, imprisonment or both.

CERTIFICATION - UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE:  _______________________________

DATE:       _______________________________

================================================================================

                                  INSTRUCTIONS
                  for Completing the Letter of Transmittal for
                         HALLWOOD REALTY PARTNERS, L.P.
              Forming Part of the Terms and Conditions of the Offer


      FOR ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL:
                              D.F. KING & CO., Inc.
                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll Free: (800) 290-6426



1.       Delivery of Letter of Transmittal.

     For convenience in responding to the Offer, a pre-addressed envelope has been enclosed with the Offer to Purchase. To ensure the Depositary's receipt of the Letter of Transmittal along with any and all Unit Certificates, it is suggested that you use an overnight courier or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested. This Letter of Transmittal is to be completed by Holders either if certificates representing Units are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Units are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase.
Certificates representing all physically tendered Units, or any book-entry confirmation of Units, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantee, (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a Holder's certificate(s) representing Units are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such Holder's Units may nevertheless be tendered if the procedures for guaranteed delivery set forth in
Section 3 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Units, in proper form for transfer, or Book-Entry Confirmation of Units, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depository within three (3) American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Units that such participant has received, and agrees to be bound by, this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING UNITS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     2. Guarantee of Signatures.

     A signature guarantee by an Eligible Institution is required on all Letters of Transmittal unless such Units are tendered for the account of a brokerage firm, commercial bank, trust company, national bank, credit union or other institution which is a participating member in a Medallion Program such as the Securities Transfer Association, Inc. (STA) approved Medallion program (each of the foregoing constituting an "Eligible Institution").

     3. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration or any change whatsoever. If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Units listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Units not tendered or accepted for payment are to be issued to a person other than the registered Holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Units tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered Holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     4. Documentation Requirements.

     In addition to information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to those listed below. Questions on documentation should be directed to the Information Agent, D.F. King & Co., Inc., at the telephone numbers set forth on the back cover of this Letter of Transmittal.

Deceased Owner (Joint Tenant)      Certified copy of death certificate.

Deceased Owner (Others)            Certified copy of death certificate (See also
                                   Executor/Administrator/Guardian below).

Executor/Administrator/Guardian    (a)  Certified  copies of court  appointment
                                        documents for executor or administrator dated within 60 days of the date of execution of the Letter of Transmittal;
                                        and

                                   (b)  Copy of  applicable  provisions of the
                                        will (title page, executor(s)' powers, asset distribution); OR

                                   (c) Certified copy of estate distribution
                                       documents.

Attorney-In-Fact                    Current power of attorney.

Corporations/Partnerships           Certified  copy of corporate  resolution(s)
                                    (with raised  corporate  seal) or other
                                    evidence of authority to act. Partnerships should furnish copy of their partnership agreement.

Trust/Pension Plans                 Copy of cover  page of the trust or  pension
                                    plan, along with copy of the section(s) setting forth names and powers of trustee(s) and any amendments to such sections or appointment of successor trustee(s).


     5. U.S. Persons.

     A Holder who or which is a United States citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States persons") as those terms are defined in the Code and Treasury regulations, promulgated thereunder, should follow the instructions with respect to certifying Boxes A and B.

     Taxpayer Identification Number. To avoid 30% federal income tax withholding, the Holder or other payee must provide the Depositary with the Holder's correct TIN in the blanks provided for that purpose in Boxes A and B. In the case of an individual person, such person's social security number is his or her TIN.

     WHEN DETERMINING THE TIN TO BE FURNISHED, PLEASE NOTE : Individual accounts should reflect their own TIN; joint accounts should reflect the TIN of the person whose name appears first; trust accounts should reflect the TIN assigned to the Trust; custodial accounts for the benefit of minors should reflect the TIN of the minor; corporations or other businesses should reflect the TIN assigned to that entity.

     Substitute Form W-9 - Box A. The tendering Holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the Holder's social security or federal employer identification number, on the Substitute Form W-9 which is provided above to certify whether the Holder is subject to backup withholding of United States federal income tax. If a tendering Holder is subject to federal backup withholding, the Holder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 30% federal backup withholding tax on the payment of the purchase price. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold 30% on all payments of the purchase price until a TIN is provided to the Depositary.

     FIRPTA Affidavit - Box B. To avoid potential withholding of tax pursuant to
Section 1445 of the Code in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Holder who or which is a United States person must complete the FIRPTA Affidavit stating, under penalties of perjury, such Holder's TIN and address, and that such Holder is not a foreign person. If tax withheld under Section 1445 of the Code results in an overpayment of tax, a refund may be obtained from the IRS. CHECK THE BOX IN BOX B, PART 1 ONLY IF YOU ARE NOT A U.S. PERSON AS DESCRIBED THEREIN.

     6. Foreign Persons.

     In order for a Holder who is a foreign person (i.e., not a United States person as defined in Instruction 5 above) to qualify as exempt from 30% backup withholding, such foreign Holder must complete and deliver to the

Depositary, along with the Letter of Transmittal, Substitute Form W-8 which can be obtained from the Information Agent.

     7. Conditional Tenders.

     No alternative, conditional or contingent tenders will be accepted.

     8. Number of Units Tendered; Partial Tenders.

     LETTERS OF TRANSMITTAL WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF UNITS TENDERED" COLUMN IN THE BOX ENTITLED "DESCRIPTION OF UNITS TENDERED," SHALL BE DEEMED TO HAVE TENDERED ALL UNITS PURSUANT TO THE OFFER. ALL UNITS REPRESENTED BY UNIT CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS
OTHERWISE INDICATED. If fewer than all the Units evidenced by any Unit Certificate submitted are to be tendered, new Unit Certificate(s) for the remainder of the Units that were evidenced by the old Unit Certificates(s) will be sent to the tendering Holder as soon as practicable after the expiration of the Offer. No fractional Units will be purchased (except from a Holder who is tendering all of the Units owned by that Holder). All tendering Holders, by execution of the Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     9. Special Payment and Delivery Instructions.

     If the check for the purchase price of any Units purchased is to be issued, or any Units not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any Unit Certificates for Units not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Units by book-entry transfer may request that Units not purchased be credited to such account at any Book-Entry Transfer Facility as such Holder may designate under "Special Payment Instructions."

     10. Transfer Taxes.

     The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Units to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Units not tendered or not purchased are to be returned in the name of, any person other than the registered Holder(s), then the amount of any stock transfer taxes (whether imposed on the registered Holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     11. Lost, Destroyed or Stolen Unit Certificate(s).

     If any Unit Certificate evidencing Units has been lost, destroyed or stolen, the Holder should promptly notify the Partnerships transfer agent, EquiServe at (800) 730-6001. The Holder will then be instructed as to the steps that must be taken in order to replace the Unit Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Unit Certificates have been followed.

     12 Requests for Assistance and Additional Copies.

     Questions or requests for assistance may be directed to the Information Agent, D.F. King & Co., Inc., at the telephone numbers set forth on the back cover of this Letter of Transmittal. Copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent by calling either number.

     13 Inadequate Space.

     If the space provided herein is inadequate, additional information may be provided on a separate schedule signed and attached hereto.

     IMPORTANT: A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (ALONG WITH AND ANY AND ALL UNIT CERTIFICATES, AND ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME ON MAY 29, 2003, UNLESS EXTENDED.

     Please contact the Information Agent at the telephone number and address below with any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal or any other documents.

                     The Information Agent for the Offer is:


                              D.F. King & Co., Inc.
                                 48 Wall Street
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                    All Others Call Toll Free: (800) 290-6426